STOCK OPTION AGREEMENT
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         This Stock Option  Agreement  (this  "Option  Agreement"),  dated as of
April 28, 1997, is made by and between Brunswick Corporation, a Delaware corporation ("Brunswick"), and Bell Sports Corp., a Delaware corporation (the "Company").

                                 R E C I T A L S
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         A. Brunswick and the Company are parties to that certain Asset Purchase
Agreement dated April 1, 1997 (the "Purchase Agreement") pursuant to which Brunswick is purchasing certain assets of the Company on the date hereof.

         B. In consideration of Brunswick entering into the Purchase Agreement, the Company wishes to grant Brunswick the option to purchase certain of the Company's capital stock, as set forth herein.

         NOW, THEREFORE, in consideration of the foregoing, and the mutual covenants set forth herein, the parties agree as follows:

                                A G R E E M E N T
                                -----------------

         1. Preamble; Recitals. The preamble and recitals set forth above are incorporated into and form a part of this Agreement.

         2. Option to Purchase Shares. The Company hereby irrevocably grants to Brunswick the option, exercisable in accordance with the terms hereof, to purchase from the Company 600,000 shares of the Company's common stock, $.01 par value ("Common Stock"), at a price per share equal to $7.50 (the "Option"). The number of shares subject to this Option, and the per share purchase price, are subject to adjustment pursuant to Section 5 below. Such Option may be exercised in whole or in part by Brunswick by written notice to the Company on or prior to April 28, 2000 (the "Expiration Date"). The purchase and sale of shares pursuant hereto shall be consummated on the third business day following the date of Brunswick's delivery of its exercise notice to the Company. The shares subject to purchase by Brunswick hereunder shall be referred to as the "Option Shares".
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The Option Shares shall bear a restrictive  legend reflecting the fact that such shares have not been registered under the Securities Act of 1933 (the "Act"). Payment for the Option Shares shall be made by Brunswick to the Company by wire transfer of next-day funds. One or more stock certificates (as directed by Brunswick) evidencing the Option Shares shall be delivered to Brunswick within three business days after payment by Brunswick. The Option Shares, however, shall be deemed issued to Brunswick on the date Brunswick makes payment therefor.

         3.       Election by the Company.

                  (a) At the Company's option after receipt of Brunswick's written notice pursuant to Section 2 above, in lieu of issuing the Option Shares pursuant to Section 2 above, it may pay Brunswick, in cash, the Market Spread Amount. The "Market Spread Amount" shall be the amount by which the average of the high and low sales prices of the shares of Common Stock, determined by reference to the price listed on NASDAQ (or such other listing organization upon which the common stock is traded) on the most recent trading day prior to the date Brunswick exercises its option, exceeds the per share purchase price then in effect. If the Company elects to pay the Market Spread Amount, it shall make such payment by wire transfer of immediately available funds to an account designated by Brunswick, such payment to be made no later than three days after Brunswick's delivery of its exercise notice.

                  (b) At any time that, and provided that, the current per share market price of the Company's common stock equals or exceeds $14.50 (subject to adjustment pursuant to Section 5 below), the Company may, at its election and without Brunswick electing to exercise its Option pursuant to Section 2 above, upon written notice to Brunswick, either
         (i) issue to Brunswick the Option Shares in accordance with this Agreement and require payment therefor from Brunswick in accordance with this Agreement, or (ii) pay to Brunswick the applicable Market Spread Amount without any further obligation to issue the Option Shares.

         4. Option Price. The Company acknowledges receipt from Brunswick of $2,500,000 as full payment for the Option and other rights granted hereunder, such amount to be allocated between the Option and goodwill and other intangibles, as set forth on Schedule 4.

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         5.       Adjustments.

                  (a) If the Company shall, at any time, subdivide the outstanding shares of common stock into a greater number of shares, the per share purchase price shall be proportionally reduced and the number of shares covered by the Option shall be proportionally increased. Conversely, if the outstanding shares of common stock shall be combined into a smaller number of shares, the per share purchase price shall be proportionally increased and the number of shares covered by this Option shall be proportionally reduced.

                  (b) In the event of any reorganization, reclassification, consolidation, merger, or sale of all or substantially all of the assets of the Company (a "Sale Event"), Brunswick shall subsequently have the right to exercise the Option prior to the occurrence of any Sale Event or to purchase and receive the securities or assets that Brunswick would have received or been entitled to receive had Brunswick been a holder of an aggregate number of outstanding shares subject to this Option at the effective time of the reorganization, reclassification, consolidation, merger, or sale. This right shall be on the basis and on the terms and conditions specified in this Option.

                  (c) If the Company shall declare or effect a stock dividend or distribution on its common stock, or make a distribution to holders of its common stock of any security convertible into its common stock or any other asset, or take any other action that affects its capital structure as it relates to its common stock, an appropriate and equitable adjustment shall be made to the per share purchase price and number of shares subject to this Option to account for, and give Brunswick the benefit of, such dividend, distribution or other action. Notwithstanding the foregoing, exercise of conversion privileges existing as of the date hereof under the Company's 4 1/4% Convertible Subordinated Debentures due 2000 shall not require adjustment to the per share purchase price or number of shares.

         6. Ability to Effect Issuance. The Company covenants and agrees that all shares that may be issued on the exercise of the

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
rights represented by this option shall, on issuance, be fully paid and nonassessable and free from all (other than any income tax liability of Brunswick) liens, and charges related to such issuance. The Company further covenants and agrees that during the period within which the rights represented by this option may be exercised, the Company shall, at all times, have authorized and reserved for issuance on the exercise of this option a sufficient number of the shares subject to this Option to provide for its exercise. All corporate action on the part of the Company necessary for the authorization, execution, delivery and performance by the Company of its obligations under this Agreement and for the authorization and issuance of the Option and the Option Shares has been taken, and this Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms.

         7.       Securities Matters.

                  (a) The Company represents and warrants to Brunswick that the Common Stock (including, without limitation, the Option Shares) conforms to all statements relating thereto (including, without limitation, statements relating to dividend, voting, conversion and exchange features) contained in the Commission Documents (as defined below). Except as set forth in the Commission Documents, there are no outstanding (i) securities or obligations of the Company convertible into or exchangeable for any shares of capital stock of the Company or
         (ii) warrants, rights or options to subscribe for or purchase from the Company any such capital stock or any such convertible or exchangeable securities or obligations.

                  (b) Since December 31, 1996, except as otherwise disclosed in filings with the Commission, (i) there has been no material adverse change in the condition, financial or otherwise, or the earnings or business affairs of the Company, (ii) there have been no filings by the Company of a current report on Form 8-K or transactions entered into by the Company which required the filing of a current report on Form 8-K,
         (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company on its capital stock, and (iv) there has not been any change in the capital stock of the Company, or any material change in the long-term debt of the Company. There are no contracts or

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
         documents of the Company which are required to be described in the Commission Documents or filed as exhibits thereto which have not been so described or so filed or incorporated by reference.

                  (c) Each report, schedule, registration statement, prospectus, and proxy statement and other reports filed by the Company with the Commission since April 1, 1992 (the "Commission Documents") are all the documents (other than preliminary material) that the Company was required to file with the Commission since such date. As of their respective dates, each of the Commission Documents complied in all material respects with the requirements of the Act and the Securities Exchange Act of 1934, as the case may be, and the rules and regulations of the Securities and Exchange Commission (the "Commission").

         8. Resale of Option Shares. Within 20 business days after the date Brunswick delivers its notice of the exercise of its Option or the Company delivers to Brunswick the notice contemplated by Section 3(b) above, the
Company, (at a cost shared equally between the Company and Brunswick), shall prepare and file with the Commission, on not more than one occasion, a registration  statement  on Form  S-3,  or such  other  form as is  required  or appropriate under the circumstances, covering the resale on a continuous or delayed basis of the Option Shares (the "Registration Statement").
Notwithstanding the preceding sentence, the Company shall be entitled to postpone for up to 120 days the filing of the Registration Statement if the Board of Directors of the Company determines, in its good faith reasonable judgment, that the filing of the Registration Statement and the sale of the Option Shares contemplated thereby would materially interfere with, or require premature disclosure of, any financing, acquisition, disposition or reorganization involving the Company or any of its subsidiaries and the Company promptly gives Brunswick notice of such determination. The Company shall use its best efforts, at the joint expense of the Company and Brunswick, to have the Registration Statement declared effective by the Commission. The Company shall take such steps as may be required to cause the Registration Statement to become effective at the earliest practicable time. Additionally, the Company shall, at the joint expense of the Company and Brunswick, from time to time after the Registration Statement is declared

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effective  until the Expiration  Date (as defined  below),  (a) prepare and file with the Commission such other amendments and supplements to the Registration Statement and Prospectus, and take such other actions, as may be necessary to keep the Registration Statement effective and to comply with the Act with respect to the sale or other disposition by Brunswick of all or any of the Option Shares whenever Brunswick shall desire to sell or dispose of the same;
(b) furnish to Brunswick such number of copies of the Prospectus and such other documents as Brunswick may reasonably request to facilitate the sale or other disposition by Brunswick of all or any of the Option Shares; (c) use every reasonable effort to qualify the Option Shares under the blue sky laws and other laws, if any, as Brunswick may request to enable Brunswick to consummate the sale or other disposition of such shares in such jurisdictions; and (d) immediately inform Brunswick in writing of the happening of any event as a result of which the Prospectus includes an untrue statement of material fact or omits to state a material fact required to be stated therein to make the statements in the Prospectus not misleading. The "Expiration Date" shall mean the first to occur of (i) the first anniversary of the date the Registration Statement is declared effective by the Commission or (ii) the date when all the Option Shares have been resold. The prospectus to be set forth in the Registration Statement and relating to the Option Shares is referred to herein as the "Prospectus". Nothing in this Section 8 shall require the Company to qualify to do business in any jurisdiction where it is not currently qualified.

         9. Transferability. This Option and the other rights granted hereunder are fully transferable by Brunswick. The Company agrees that it will register in its transfer books any transfer of this Option by Brunswick and that such transferee shall have all the rights granted to Brunswick hereunder.

         10.      General.

                  (a) Amendment. This Option Agreement may be amended, modified or supplemented only by written agreement of the parties.

                  (b)  Notices.  Any  notice,  request,   instruction  or  other
         document to be given hereunder by a party hereto shall be in writing and shall be deemed to have been given, (a)

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
         when  received  if given in person or by courier or a courier  service,
         (b) on the date of transmission if sent by telex, facsimile or other wire transmission or (c) three (3) Business Days after being deposited in the U.S. mail, certified or registered mail, postage prepaid:

                           (a)  If to the Company, addressed as follows:

                                    Bell Sports Corp.
                                    15170 N. Hayden Road, Suite 1
                                    Scottsdale, Arizona  85260
                                    Attention:  Chief Financial Officer
                                    Facsimile No.:  (602) 951-0511

                                    Sidley & Austin
                                    One First National Plaza
                                    Chicago, Illinois  60603
                                    Attention:  Larry A. Barden, Esq.
                                    Facsimile No.: (312) 853-7036

                           (b)      If to Brunswick, addressed as follows:

                                    Brunswick Corporation
                                    One North Field Court
                                    Lake Forest, Illinois  60045-4811
                                    Attention:  General Counsel
                                    Facsimile No.:  (847) 735-4050

                  (c) Counterparts. This Option Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  (d) Applicable Law. This Option Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware without giving effect to the principles of conflicts of laws thereof.

                  (e) Construction. Each party and its counsel have reviewed this Agreement and this Agreement shall be construed fairly. No rule of construction shall apply construing this Agreement against the drafting party.

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
                  (f) Severability. If any provision of this Option Agreement shall be held invalid, illegal or unenforceable, the validity, legality and enforceability of the other provisions hereof shall not be affected thereby, and there shall be deemed substituted for the provision at issue a valid, legal and enforceable provision as similar as possible to the provision at issue.

                  (g) Entire Understanding. This Option Agreement sets forth the entire agreement and understanding of the parties hereto and supersedes any and all prior agreements, arrangements and understandings among the parties.

                  (h) Investment. Brunswick represents that (i) Brunswick is acquiring the Option, and upon exercise thereof will acquire the shares of Common Stock subject thereto, for investment for its own account and not with a view to participating directly or indirectly in any resale, distribution or underwriting thereof in violation of the Act or applicable state securities laws, (ii) Brunswick will not offer or sell the Option or the shares of Common Stock subject thereto in violation of the Securities Act or applicable state securities laws, and (iii) Brunswick acknowledges that its acquisition of the Option has not been, and upon exercise thereof its acquisition of the shares of Common Stock subject thereto initially will not be, registered under the Securities Act by reason of an exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent expressed herein.

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
         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Option Agreement on the date first set forth above.

BRUNSWICK CORPORATION                        BELL SPORTS CORP.


By: Michael D. Schmitz                       By: Howard Kosick
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   Name: Michael D. Schmitz                     Name: Howard Kosick
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   Title: Assistant Secretary                   Title: Chief Financial Officer
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